WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
CONSOLIDATED EARNINGS
(in millions, except per-share figures)
	Q1	Q2	Q3	Q4		Year-to-date
	March 31,	June 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Net sales and revenues:
Forest Products	$1,103	$1,192	$1,211	$1,118	$1,423	$4,624	$6,692
Real Estate	172	199	196	337	354	904	1,408
Total net sales and revenues	1,275	1,391	1,407	1,455	1,777	5,528	8,100

Costs and expenses:
Forest Products:
Costs of products sold	978	1,050	973	936	1,210	3,937	5,540
Alternative fuel mixture credits	-	(107)	(122)	(115)	-	(344)	-
Depreciation, depletion and amortization	122	125	123	121	140	491	578
Selling expenses	43	33	33	38	54	147	227
General and administrative expenses	96	83	79	67	77	325	459
Research and development expenses	13	15	10	13	15	51	64
Charges for restructuring and closures	82	46	67	25	23	220	110
Impairment of goodwill and other assets	18	20	36	108	872	182	1,019
Other operating costs (income), net	6	(77)	(184)	(14)	19	(269)	11
	1,358	1,188	1,015	1,179	2,410	4,740	8,008
Real Estate:
Costs and operating expenses	149	159	168	280	448	756	1,449
Depreciation and amortization	4	4	3	6	4	17	18
Selling expenses	22	20	19	22	34	83	139
General and administrative expenses	28	17	16	19	24	80	106
Other operating costs, net	-	7	13	10	6	30	2
Impairment of long-lived assets and other related charges	44	58	50	117	432	269	979
	247	265	269	454	948	1,235	2,693
Total costs and expenses	1,605	1,453	1,284	1,633	3,358	5,975	10,701

Operating income (loss)	(330)	(62)	123	(178)	(1,581)	(447)	(2,601)

Forest Products:
Interest expense incurred	(108)	(107)	(107)	(114)	(123)	(436)	(505)
Less: interest capitalized	2	2	1	1	3	6	59
Gain (loss) on early extinguishment of debt	-	-	-	(28)	34	(28)	32
Interest income and other	14	13	15	15	20	57	78
Gain on Uruguay restructuring	-	-	-	-	149	-	250
Equity in income (loss) of affiliates	3	-	(4)	(4)	7	(5)	15
Real Estate:
Interest expense incurred	(7)	(7)	(8)	(8)	(9)	(30)	(45)
Less: interest capitalized	7	7	6	6	9	26	45
Interest income and other	1	1	3	-	-	5	2
Equity in income of unconsolidated entities	2	11	1	3	5	17	21
Impairments of investments and other related charges	(26)	(6)	-	25	(43)	(7)	(160)
Earnings (loss) from continuing operations before income taxes	(442)	(148)	30	(282)	(1,529)	(842)	(2,809)
Income tax benefit (provision) (1)	176	32	(35)	101	326	274	900
Loss from continuing operations	(266)	(116)	(5)	(181)	(1,203)	(568)	(1,909)
Discontinued operations, net of taxes (2)	-	-	-	-	(11)	-	667
Net loss	(266)	(116)	(5)	(181)	(1,214)	(568)	(1,242)
Less: net loss attributable to noncontrolling interests	2	10	5	6	2	23	66
Net loss attributable to Weyerhaeuser common shareholders	$(264)	$(106)	$-	$(175)	$(1,212)	$(545)	$(1,176)

Basic and diluted net earnings (loss) per share attributable to Weyerhaeuser common shareholders:
Continuing operations	$(1.25)	$(0.50)	$-	$(0.83)	$(5.68)	$(2.58)	$(8.72)
Discontinued operations	-	-	-	-	(0.05)	-	3.15
Net earnings (loss) per share	$(1.25)	$(0.50)	$-	$(0.83)	$(5.73)	$(2.58)	$(5.57)

Dividends paid per share	$0.25	$0.25	$0.05	$0.05	$0.60	$0.60	$2.40

Weighted average shares outstanding (in thousands):
Basic	211,298	211,356	211,357	211,358	211,289	211,342	211,258
Diluted	211,298	211,356	211,357	211,358	211,289	211,342	211,258
Common shares outstanding at end of period (in thousands)	211,355	211,357	211,357	211,359	211,289	211,359	211,289

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
(in millions)

(1)
(a) Third quarter and year-to-date 2009 includes $21 million in net tax charges related to the true-up of previous tax liabilities, state tax law and rate changes and interest on unrecognized tax benefits.

(b) Year-to-date 2008 includes $14 million for tax benefits related to the release of tax liabilities.

(2)	Discontinued operations for 2008 include the net operating results of our Containerboard, Packaging and Recycling business and Australian operations.

Results of discontinued operations exclude certain general corporate overhead costs that have been allocated to and are included in contribution to earnings for the operating segments.  Discontinued operations include an allocation of net pension and postretirement income or expense.

Summary results of discontinued operations:
		Year-to-date
	Q4 2008	2008
Net sales	$-	$3,301

Net earnings from operations (after-tax)	$3	$217
Net gain (loss) on divestitures and sales (after-tax)	$(14)	$450
Net earnings (loss) from discontinued operations	$(11)	$667

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
NET SALES AND REVENUES:
(in millions)
	Q1	Q2	Q3	Q4		Year-to-date
	March 31,	June 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Timberlands:
Logs:
West	$82	$87	$84	$76	$129	$329	$547
South	33	43	39	29	37	144	97
Canada	2	-	5	6	4	13	20
Total logs	117	130	128	111	170	486	664
Pay as cut timber sales	7	7	10	7	10	31	32
Timberlands sales and exchanges (1)	4	40	15	7	7	66	73
Higher and better use land sales (1)	1	4	5	1	2	11	11
Minerals, oil and gas	14	14	21	13	19	62	61
Products from international operations (2)	7	10	13	14	13	44	40
Other products	7	3	1	3	3	14	18
	157	208	193	156	224	714	899
Wood Products:
Softwood lumber	222	229	226	208	286	885	1,443
Engineered solid section	55	62	67	54	74	238	414
Engineered I-Joists	33	43	47	39	46	162	284
Oriented strand board	55	58	63	58	88	234	416
Plywood	24	22	25	21	38	92	202
Hardwood lumber	51	56	54	45	59	206	291
Other products produced	43	39	37	27	62	146	225
Other products purchased for resale	59	85	69	58	72	271	493
	542	594	588	510	725	2,234	3,768
Cellulose Fibers:
Pulp	281	255	297	315	311	1,148	1,357
Liquid packaging board	66	77	73	74	76	290	290
Other products	17	17	20	19	26	73	118
	364	349	390	408	413	1,511	1,765
Real Estate:
Single family housing	162	180	185	305	308	832	1,294
Land development	9	18	10	31	45	68	99
Other	1	1	1	1	1	4	15
	172	199	196	337	354	904	1,408

Corporate and Other	40	41	40	44	61	165	392

Containerboard, Packaging and Recycling	-	-	-	-	-	-	3,169

Less: sales of discontinued operations	-	-	-	-	-	-	(3,301)

	$1,275	$1,391	$1,407	$1,455	$1,777	$5,528	$8,100

(1) Higher and better use timberlands and other non-strategic timberlands are sold through Forest Products subsidiaries.
(2) Includes logs, plywood and hardwood lumber harvested or produced by our international operations, primarily in South America.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
NET CONTRIBUTION TO PRE-TAX EARNINGS:
(in millions)
	Q1	Q2	Q3	Q4		Year-to-date
	March 31,	June 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Timberlands	$40	$66	$219	$13	$62	$338	$384
Wood Products	(266)	(162)	(97)	(208)	(960)	(733)	(1,547)
Cellulose Fibers	31	100	166	147	(29)	444	147
Real Estate	(96)	(50)	(64)	(89)	(630)	(299)	(1,357)
Corporate and Other	(43)	13	(81)	4	119	(107)	1,558
Containerboard, Packaging and Recycling	-	-	-	-	-	-	204
	$(334)	$(33)	$143	$(133)	$(1,438)	$(357)	$(611)

PRELIMINARY RESULTS - SUBJECT TO AUDIT

FOOTNOTES TO NET CONTRIBUTION TO PRE-TAX EARNINGS
(includes costs incurred within the company's discontinued operations)
(in millions)
						Year-to-date
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q4 2008	2009	2008
Timberlands includes:
Charges for restructuring and closures	$-	$(5)	$(2)	$-	$-	$(7)	$-
Asset impairments- attributable to Weyerhaeuser shareholders	-	-	-	(15)	-	(15)	-
Asset impairments- attributable to noncontrolling interest	-	-	-	(5)	-	(5)	-
Gain on sale of 140,000 acres of non-strategic timberlands	-	-	163	-	-	163	-
Sale of mineral royalties	-	-	6	-	-	6	-

						Year-to-date
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q4 2008	2009	2008
Wood Products includes:
Charges for restructuring and closures	$(63)	$-	$(1)	$(1)	$(9)	$(65)	$(50)
Goodwill impairments	(3)	-	-	-	(733)	(3)	(742)
Other asset impairments	(5)	(16)	(4)	(84)	(19)	(109)	(96)
Reserve for litigation	(19)	-	-	-	-	(19)	(18)
Gain on sale of property	-	1	-	-	-	1	-

						Year-to-date
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q4 2008	2009	2008
Cellulose Fibers includes:
Charges for restructuring and closures	$(1)	$-	$-	$-	$-	$(1)	$(1)
Goodwill impairments	-	-	-	-	(94)	-	(94)
Other asset impairments	-	-	-	(2)	-	(2)	-
Alternative fuel mixture credits	-	107	122	115	-	344	-

						Year-to-date
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q4 2008	2009	2008
Real Estate includes:
Charges for restructuring and closures	$(4)	$(2)	$(13)	$(8)	$(10)	$(27)	$(10)
Impairment of assets and other related charges - attributable to Weyerhaeuser shareholders	(66)	(50)	(42)	(92)	(474)	(250)	(1,076)
Impairment of assets and other related charges - attributable to noncontrolling interest	(2)	(9)	(4)	-	(1)	(15)	(63)
Commercial partnership income adjustment	-	-	-	-	-	-	12
Sale of partnership interest	-	9	-	-	-	9	-
Net gain (loss) on land and lot sales	6	7	-	(10)	(130)	3	(219)

						Year-to-date
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q4 2008	2009	2008
Corporate and Other includes:
Charges for restructuring and closures	$(18)	$(41)	$(64)	$(24)	$(14)	$(147)	$(59)
Asset impairments	(10)	(4)	(31)	(2)	(22)	(47)	(77)
Cost of sales adjustment on previously impaired Real Estate assets	-	-	-	24	-	24	-
Litigation and insurance settlements	-	20	-	-	-	20	-
Environmental reserve adjustment	-	-	-	-	-	-	(17)
Gain on Uruguay restructuring	-	-	-	-	149	-	250
Gain on sale of Containerboard, Packaging and Recycling business	-	-	-	-	-	-	1,173
Gain on sale of Australian operations	-	-	-	-	-	-	217
Gain on sale of closed facilities	-	18	-	-	-	18	-
2008 amendments to U.S. postretirement benefit plans	-	-	-	-	-	-	52
Reduction in retiree life insurance benefits	-	-	-	17	-	17	-
Share-based compensation	(3)	(2)	(4)	(4)	2	(13)	(20)
Net foreign exchange gains (losses)	(5)	21	17	6	(25)	39	(43)
Pension and postretirement credits (1)	24	37	31	29	69	121	186
Lease accounting adjustment	-	-	-	(12)	-	(12)	-

(1)	Excludes pension and postretirement included in charges for restructuring and closures above.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
THIRD PARTY SALES VOLUMES:
(in millions)
	Q1	Q2	Q3	Q4		Year-to-date
	March 31,	June 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Timberlands (thousands):
Logs - cubic meters:
West	1,090	1,283	1,156	950	1,567	4,479	6,967
South	769	1,062	981	724	861	3,536	2,347
Canada	64	3	144	198	97	409	529
International	77	73	84	71	147	305	329

Wood Products (millions):
Softwood lumber - board feet	890	896	803	764	1,016	3,353	4,722
Engineered solid section - cubic feet	3	4	3	3	5	13	23
Engineered I-Joists - lineal feet	26	36	43	34	38	139	227
Oriented strand board - square feet (3/8")	347	374	363	348	535	1,432	2,438
Plywood - square feet (3/8")	67	71	84	76	116	298	565
Hardwood lumber - board feet	58	69	66	59	66	252	324

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	409	395	450	443	393	1,697	1,704
Liquid packaging board - tons	64	77	74	73	76	288	302

Real Estate:
Single-family homes sold	455	790	593	431	329	2,269	2,522
Single-family homes closed	429	464	506	778	755	2,177	3,188
Single-family homes sold but not closed at end of period (backlog)	584	910	997	650	558	650	558

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
TOTAL PRODUCTION VOLUMES:
(in millions)
	Q1	Q2	Q3	Q4		Year-to-date
	March 31,	June 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Timberlands (thousands):
Fee depletion - cubic meters:
West	1,678	1,910	1,603	1,168	2,214	6,359	10,626
South	2,380	2,495	2,258	1,863	2,858	8,996	12,363
International	107	141	122	133	-	503	-

Wood Products (millions):
Softwood lumber - board feet	861	792	777	668	977	3,098	4,451
Engineered solid section - cubic feet	2	3	3	3	4	11	22
Engineered I-Joists - lineal feet	20	24	36	29	39	109	218
Oriented strand board - square feet (3/8")	335	369	390	354	516	1,448	2,468
Plywood - square feet (3/8")	28	37	48	37	75	150	333
Hardwood lumber - board feet	55	48	54	44	51	201	253

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	415	368	429	417	436	1,629	1,760
Liquid packaging board - tons	65	77	71	69	81	282	297

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)
	March 31,	June 30,	Sept. 30,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008
Assets

Forest Products
Current assets:
Cash and cash equivalents	$1,653	$1,745	$1,624	$1,862	$2,288
Short-term investments	92	60	47	49	138
Receivables, less allowances	384	402	403	370	429
Receivables for taxes	273	336	299	602	73
Receivable from pension trust	285	285	285	146	200
Inventories	664	530	498	447	702
Prepaid expenses	98	92	87	82	101
Deferred tax assets	150	151	150	109	159
Total current assets	3,599	3,601	3,393	3,667	4,090
Property and equipment, net	3,783	3,747	3,686	3,611	3,869
Construction in progress	95	108	108	52	104
Timber and timberlands at cost, less depletion charged to disposals	4,201	4,173	4,014	4,010	4,205
Investments in and advances to equity affiliates	205	200	199	197	202
Goodwill	40	40	40	40	43
Deferred pension and other assets	564	600	658	756	651
Restricted assets held by special purpose entities	914	916	914	915	916
Noncurrent assets of discontinued operations	-	-	-	-	-
	13,401	13,385	13,012	13,248	14,080
Real Estate
Cash and cash equivalents	3	1	4	7	6
Receivables, less allowances	51	46	31	32	74
Inventory	1,851	1,777	1,734	1,515	1,860
Investments in unconsolidated entities	21	16	16	17	30
Deferred tax assets	439	419	396	299	438
Other assets	183	180	133	126	167
Consolidated assets not owned	32	18	6	6	40
	2,580	2,457	2,320	2,002	2,615
Total assets	$15,981	$15,842	$15,332	$15,250	$16,695

Liabilities

Forest Products
Current liabilities:
Notes payable and commercial paper	$1	$1	$3	$4	$1
Current maturities of long-term debt	406	388	41	3	407
Accounts payable	285	314	325	317	381
Accrued liabilities	730	760	656	631	933
Current liabilities of discontinued operations	-	-	-	-	-
Total current liabilities	1,422	1,463	1,025	955	1,722
Long-term debt	5,153	5,153	5,150	5,281	5,153
Deferred income taxes	1,723	1,677	1,663	1,538	1,805
Deferred pension, other postretirement benefits and other liabilities	1,718	1,755	1,701	2,000	1,618
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	766	765	768	764
Noncurrent liabilities of discontinued operations	-	-	-	-	-
	10,779	10,814	10,304	10,542	11,062
Real Estate
Notes payable and commercial paper	-	-	-	-	-
Long-term debt	456	456	404	402	456
Other liabilities	317	294	259	252	313
Consolidated liabilities not owned	35	1	-	-	17
	808	751	663	654	786
Total liabilities	11,587	11,565	10,967	11,196	11,848

Equity

Weyerhaeuser shareholders' interest	4,381	4,249	4,349	4,044	4,814
Noncontrolling interest	13	28	16	10	33
Total equity	4,394	4,277	4,365	4,054	4,847
Total liabilities and equity	$15,981	$15,842	$15,332	$15,250	$16,695

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)

STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
(in millions)
	Q1	Q2	Q3	Q4		Year-to-date
	March 31,	June 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008

Net cash from operations	$(436)	$126	$34	$74	$(1,172)	$(202)	$(1,311)
Cash paid for property and equipment (1)	(53)	(32)	(38)	(56)	(90)	(179)	(372)
Cash paid for timberlands reforestation (1)	(15)	(7)	(7)	(7)	(17)	(36)	(53)
Acquisition of timberlands	(7)	-	(19)	10	(18)	(16)	(165)
Cash received from issuances of debt	-	-	-	491	-	491	-
Revolving credit facilities, notes and commercial paper borrowings, net	-	-	-	-	8	-	(373)
Payments on debt	(1)	(18)	(403)	(432)	(773)	(854)	(972)
Proceeds from the sale of assets and operations	8	29	313	14	26	364	6,484
Cash paid for dividends	(53)	(53)	(10)	(11)	(127)	(127)	(507)
Loan to pension trust, net of repayments	(85)	-	-	139	(200)	54	(200)
Repurchases of common stock	(2)	-	-	-	-	(2)	-

(1) Capital spending is for Forest Products only and excludes Real Estate.

Forest Products Working Capital by Business Segment
	March 31,	June 30,	Sept. 30,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008
Timberlands	$47	$36	$16	$9	$20
Wood Products	354	279	250	226	351
Cellulose Fibers	292	284	317	234	290
Corporate and Other (1)	1,484	1,539	1,785	2,243	1,707
	$2,177	$2,138	$2,368	$2,712	$2,368

(1)	Corporate and Other segment holds payroll and other liabilities related to the segments and income tax receivable related to Real Estate.

Forest Products Capital Expenditures by Business Segment
	Q1	Q2	Q3	Q4		Year-to-date
	March 31,	June 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Timberlands	$28	$21	$18	$16	$44	$83	$110
Wood Products	25	4	4	24	30	57	100
Cellulose Fibers	8	10	20	23	17	61	54
Corporate and Other	7	4	3	-	16	14	61
Containerboard, Packaging and Recycling	-	-	-	-	-	-	100
	$68	$39	$45	$63	$107	$215	$425

PRELIMINARY RESULTS - SUBJECT TO AUDIT